AVAILABLE-FOR-SALE SECURITIES	6 Months Ended
Jun. 30, 2011
AVAILABLE-FOR-SALE SECURITIES
AVAILABLE-FOR-SALE SECURITIES

7.     AVAILABLE-FOR-SALE SECURITIES

  During the three months ended June 30, 2011, the Company received proceeds of $0.5 million (2010 — nil) from the sale of certain available-for-sale securities and recognized a gain before income taxes of $0.4 million (2010 — nil).

  During the six months ended June 30, 2011, the Company received proceeds of $9.3 million (2010 — $0.5 million) from the sale of certain available-for-sale securities and recognized a gain before taxes of $4.8 million (2010 — $0.3 million).

  The cost of an available-for-sale security was determined based on the average cost. Available-for-sale securities are carried at fair value and comprise the following:

	June 30, 2011	December 31, 2010
Available-for-sale securities in an unrealized gain position
Cost	$47,689	$50,958
Unrealized gains in accumulated other comprehensive income	48,381	48,151

Estimated fair value	96,070	99,109

Available-for-sale securities in an unrealized loss position
Cost	6,038	—
Unrealized losses in accumulated other comprehensive income	(1,454)	—

Estimated fair value	4,584	—

Total estimated fair value of available-for-sale securities	$100,654	$99,109

  The Company's investments in available-for-sale securities consist primarily of investments in common shares of entities in the mining industry. Within the Company's portfolio of common shares in the mining industry approximately 5 percent of the total fair value of investments are in an unrealized loss position. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration (less than 3 months) of the impairment. Based on that evaluation and the Company's ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired as at June 30, 2011.